EXHIBIT 32.1
Certification
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-K of Iomai Corporation (the “Company”) for the annual period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned to his knowledge hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stanley C. Erck
Stanley C. Erck
Chief Executive Officer

/s/ Russell P. Wilson
Russell P. Wilson
Chief Financial Officer

March 23, 2006